SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 30, 2008, by and among Fund.com Inc., a Delaware corporation with its principal offices at 14 Wall Street, 20th Floor, New York, New York 10005 (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and, collectively, the “Investors”).

RECITALS

A.           The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Class A Common Stock, par value $.001 per share, of the Company (the “Common Stock”), set forth opposite such Investor’s name under the heading “Common Shares” in Exhibit A (which aggregate amount for all Investors together shall be 975,000 shares of Common Stock) and (ii) a Warrant (as defined below) entitling such Investor to subscribe for and purchase such number of Warrant Shares (as defined below) set forth opposite such Investor’s name under the heading “Warrant Shares” in Exhibit A.  The Common Shares (as defined below) and the Warrant Shares issued under this Agreement shall collectively be referred to herein as the “Shares.” The Shares and the Warrants shall collectively be referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

Article I
DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Additional Securities” has the meaning set forth in Section 2.1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

 “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the Initial Closing and any subsequent closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date and time of any Closing.

 “Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Common Shares” means shares of Common Stock, which are being issued and sold by the Company to the Investors at the Closings, together with any securities issued or issuable upon any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof.

“Company” has the meaning set forth in the introductory paragraph of this Agreement.

“Company Counsel” means Pillsbury Winthrop Shaw Pittman LLP, counsel to the Company, with an office at 1540 Broadway, New York, NY 10036.

 “8-K Filing” has the meaning set forth in Section 4.2.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Capital Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Initial Closing” has the meaning set forth in Section 2.1.

“Investor” has the meaning set forth in the introductory paragraph of this Agreement.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, and reasonable attorneys’ fees.

 “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, or a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Regulation D” has the meaning set forth in the Recitals to this Agreement.

“Rule 144,” “Rule 415” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Recitals to this Agreement.

 “Securities” has the meaning set forth in the Recitals to this Agreement.

“Shares” has the meaning set forth in the Recitals to this Agreement.

“Securities Act” has the meaning set forth in the Recitals to this Agreement.

“Short Sales” has the meaning set forth in Section 3.2(h).

“Subsidiary” means any Affiliate of the Company that, directly or indirectly through one or more intermediaries, is controlled by the Company.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto) or (c) if trading ceases to occur on the Nasdaq National Market (or any successor thereto), any Business Day.

“Trading Market” means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, including the schedules and exhibits attached hereto, and the Warrants.

“Transfer Agent” means Continental Stock Transfer & Trust Company or any successor transfer agent for the Company.

 “Warrant” means the warrants to purchase the Warrant Shares in the form and substance attached hereto as Exhibit C issued to the Investors pursuant to the terms hereof.

“Warrant Shares” means shares of the Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, together with securities issued or issuable upon any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof.

Article II
PURCHASE AND SALE

2.1 Closings.

Subject to the terms and conditions set forth in this Agreement, at each Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, (a) such number of Common Shares set forth opposite such Investor’s name on Exhibit A under the heading “Common Shares” and (b) a Warrant entitling such Investor to subscribe for and purchase such number of Warrant Shares set forth opposite such Investor’s name on Exhibit A under the heading “Warrant Shares,” in each case on the date set forth opposite such Investor under the heading “Closing Date”. The initial purchase and sale of the Securities, consisting of 225,000 Common Shares and a Warrant entitling such Investor to subscribe for and purchase 45,000 Warrant Shares, shall take place remotely via the exchange of documents and signatures, at 10:00 a.m., on June 30, 2008, or at such other time and place as the Company and the Investors mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”).  After the Initial Closing, at such other time and place as the Company and the Investors mutually agree upon, orally or in writing, the Company shall issue and sell and each Investor shall purchase, severally and not jointly, in one or more additional Closings and on the same terms and conditions as those contained in this Agreement, an aggregate of 750,000 additional Common Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) and a Warrant entitling such Investor to subscribe for and purchase an additional 150,000 Warrant Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting the Shares) (the “Additional Securities”); provided that all such subsequent Closings are consummated prior to or on July 31, 2008, such that any remaining Additional Securities which have not been issued and sold by the Company and purchased by the Investors prior to July 31, 2008 shall be issued and sold by the Company and purchased by the Investors on such date.  Exhibit A to this Agreement shall be updated to reflect the number of Additional Securities purchased at each Closing. The Closings shall take place at the offices of Company Counsel.

2.2 Closing Deliveries.

(a) At each Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(a)), evidencing such number of Common Shares set forth opposite such Investor’s name and such Closing Date on Exhibit A under the heading “Common Shares,” registered in the name of such Investor; and

(ii) a duly executed Warrant entitling such Investor to subscribe for and purchase such number of Warrant Shares set forth opposite such Investor’s name and such Closing Date on Exhibit A under the heading “Warrant Shares”.

(b) At each Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth opposite such Investor’s name and such Closing Date on Exhibit A under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

Article III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.

The Company hereby represents and warrants to the Investors as follows:

(a) Authorization; Enforcement.  The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents to which it is a party has been, or upon delivery will be, duly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b) The Shares.  The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable.  Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable.  The issuance and delivery of the Common Shares and the Warrants are free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

(c) No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf (other than the Agent), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares or the Warrants.

3.2 Representations and Warranties of the Investors.

Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows

(a) Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Investor of the Securities hereunder has been duly authorized by all necessary action on the part of such Investor.  This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b) No Public Sale or Distribution; Investment Intent.  Such Investor is acquiring the Securities in the ordinary course of business for its own account as principal and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(c) Investor Status.  At the time such Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Experience of Such Investor.  Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e) Access to Information.  Such Investor acknowledges that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) No Governmental Review.  Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(h) Illegal Transactions.  Neither such Investor, directly or indirectly, nor any Person acting on behalf of or pursuant to any understanding with such Investor, has engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company.  Such Investor covenants that neither it nor any Person acting on behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any transactions in the Company’s securities, including Short Sales, prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  Such Investor further covenants that from and after the date of such disclosure, and for so long as such Investor owns any Securities purchased hereunder, neither it nor any Person acting on behalf of or pursuant to any understanding with such Investor will engage in any Short Sales at a time when it has no equivalent offsetting long position in shares of Common Stock and otherwise covenants to conduct all its trading in the Company’s securities in compliance with applicable securities laws. For purposes of determining whether or not such Investor has such an equivalent offsetting long position, shares of Common Stock that such Investor would otherwise be entitled to receive upon conversion or exercise of the Company’s convertible securities (including the Warrant held by such Investor) will be included as if held long by such Investor (regardless of any limitation upon such conversion or exercise). For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated by the SEC under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis) and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(i) No Legal, Tax or Investment Advice.  Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(j) Confidentiality.  Such Investor will hold in confidence all information concerning this Agreement and the placement of the Common Shares and the Warrants hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Common Shares and the Warrants hereunder and (b) this Agreement is terminated.

Article IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Each Investor covenants that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws, and, in the case of any such transfer pursuant to Rule 144, that such Investor will comply with the requirements of Rule 144.  In connection with any transfer of Securities (other than any such transfer (i) pursuant to an effective registration statement, (ii) pursuant to Rule 144(b)(1) or (iii) to the Company), the Company shall require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or is exempt from such registration.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with the Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) after the Securities have been sold pursuant to a registration statement that is effective under the Securities Act covering the resale of such Securities, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion providing reasonable assurances that the Securities can be sold under Rule 144, (iii) if the holder provides the Company with a certificate providing reasonable assurances that the Securities are eligible for sale under Rule 144(B)(1) or (iv) if the holder provides the Company with a legal opinion providing reasonable assurances that such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).

4.2 Securities Laws Disclosure.

The Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act.

4.3 Use of Proceeds.

The Company intends to use the net proceeds from the sale of the Common Shares and the Warrants and the exercise of the Warrants for general corporate purposes.  The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business.

Article V
CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors.

The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date; and

(b) Performance.  The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

5.2 Conditions Precedent to the Obligations of the Company.

The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date; and

(b) Performance.  The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing Date.

Article VI
MISCELLANEOUS

6.1 Termination.

This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

6.2 Fees and Expenses.

Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Securities.

6.3 Entire Agreement.

The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing Date, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.4 Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.4  prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.4 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service and (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

6.5 Amendments; Waivers.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Notwithstanding the foregoing, Exhibit A to this Agreement may be updated solely by the Company to reflect the number of Additional Securities purchased at each Closing.

6.6 Construction.

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7 Successors and Assigns.

6.8 This Agreement shall be binding upon and inure to the  benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

6.8 No Third-Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.9  Governing Law; Venue; Waiver of Jury Trial.

THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

6.10             Survival.

The representations and warranties, agreements and covenants contained herein shall survive the Closing.

6.11             Execution.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12             Severability.

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13.             Replacement of Securities.

If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.14             Remedies.

In addition to being entitled to exercise all rights provided herein or   granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.

6.15.   Independent Nature of Investors’ Obligations and Rights.

The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary that may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FUND.COM INC.

By: /s/ Raymond Lang
Name: Raymond Lang
Title:  Chief Executive Officer

Address for Notices:

Fund.com Inc.
14 Wall Street, 20th Floor
New York, New York 10005
Attn: Chief Executive Officer
Facsimile: (212) 618-3594
Telephone: (212) 618-1705

Copy to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York
Attn: Ronald Fleming
Facsimile: (212) 298-9931
Telephone: (212) 858-1143

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of June 30, 2008 (the “Purchase Agreement”) between Fund.com Inc. and each of such Investors (as defined therein), as to the number of shares of Common Stock and the number of their Warrant Shares set forth on Exhibit C hereto and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:	Westmoore Capital Group, Series II

By:	/s/ Matt Jennings
Name:	Matt Jennings
Title:	Managing Member

Address:	8141 E Kaiser
Suite 312
Anaheim Hills, CA 92808

Telephone No.:	800-503-7775

Facsimile No.:	714-998-4426

Number of Securities:	975,000 shares

Aggregate Purchase Price:	$2.00

Exhibit A

Schedule of Investors

Investor	Mailing Address	Closing Date	Common Shares	Warrant Shares	Purchase Price
Westmoore Capital Group, Series II	8141 E Kaiser Suite 312 Anaheim Hills, CA 92808	6/30/08	225,000	45,000	$2.00
Westmoore Capital Group, Series II	8141 E Kaiser Suite 312 Anaheim Hills, CA 92808	To be determined, but no later than 7/31/08	750,000	150,000	$2.00
TOTAL			975,000	195,000	$2.00

Exhibit B-1

Westmoore Capital Group, Series II

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:
1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:	Westmoore Capital Group Series II
2.	The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:	Westmoore Capital Group Series II
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to item 1 above:	8141 E Kaiser
Suite 312
Anaheim Hills,
CA
92808
4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit B-2

Westmoore Capital Group, Series II

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,

TRUST, FOUNDATION AND JOINT INVESTORS

If the investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The investor has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____ Limited Partnership

____ General Partnership

   X    Limited Liability Company

____ Corporation

____Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

                                 (Continue on a separate piece of paper, if necessary.)

____Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____Other form of organization (indicate form of organization:  ____________________________________

(c)           Indicate the approximate date the undersigned entity was formed: April 2006

(d)           In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	a broker or dealer registered pursuant to Section 15 of the Exchange Act;

___	3.	an insurance company as defined in Section 2(13) of the Securities Act;

___	4.	an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act;

___	5.	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___	9.
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

___	10.
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) under the Exchange Act;

___	11.
an entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

                 California

Dated:  July 7, 2008

Westmoore Capital Group, Series II

/s/ Matt Jennings
Signature and title of authorized officer, partner or trustee

Exhibit C

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FUND.COM INC.

WARRANT TO PURCHASE COMMON STOCK

[CLOSING DATE]

Void after June 30, 2013

This certifies that, for value received, Westmoore Capital Group, Series II or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from Fund.com Inc., a Delaware corporation, with a registered office at 14 Wall Street, 20th Floor, New York, New York 10005 (the “Company” ), up to [NUMBER EQUAL TO 20% OF SHARES PURCHASED ON APPLICABLE CLOSING DATE] shares of the Class A Common Stock, par value $.001 per share, of the Company (the “Common Stock” ).

1.           Definitions.                                As used herein, the following terms shall have the following respective meanings:

(a)           “Exercise Period” shall mean the period commencing with the date that is 180 days after the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

(b)           “Exercise Price” shall mean $5.00 per share, subject to adjustment pursuant to Section 5.

(c)           “Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

2.           Exercise of Warrant.                                                      The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth for notices in the Purchase Agreement (or at such other address as it may designate by notice in writing to the Holder):

(a)           an executed Notice of Exercise in the form attached hereto;

(b)           payment of the Exercise Price either (i) in cash or by check or (ii) pursuant to Section 2.1; and

(c)           this Warrant.

Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent of the Company to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 4.1(b) of the Securities Purchase Agreement dated June 30, 2008 between the Company and each of the purchasers indicated on the signature pages thereto (the “Purchase Agreement”) and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to the Company of the Exercise Price.

The person in whose name any certificate or certificates for Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1           Net Exercise.  Notwithstanding any provisions herein to the contrary, if during the Exercise Period the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where   X   =           the number of shares of Common Stock to be issued to the Holder

Y=
the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

A=	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B=	the Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the American Stock Exchange or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg“) for the 10 consecutive trading days immediately preceding such date, (ii) if the American Stock Exchange is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg or, if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.2           Issuance of New Warrants.  Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.

2.3           Payment of Taxes and Expenses.  The Company shall pay any recording, filing, stamp or similar tax that may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (a) any Warrant Shares purchased upon exercise of this Warrant or (b) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.

3.           Covenants of the Company.

3.1           Covenants as to Warrant Shares.  The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2           No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3           Notices of Record Date and Certain Other Events.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least 20 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 20 days prior to the date of the occurrence of any such event, a notice specifying such date.

4.           Disposition of Warrant and Warrant Shares.  (a)  The Holder understands and agrees that (i) this Warrant and the Warrant Shares are subject to restrictions on their transfer set forth in Section 4.1 of the Purchase Agreement and (ii) subject to Section 4.1 of the Purchase Agreement, all certificates evidencing the Warrant Shares to be issued to the Holder must bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

(b)           Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant and set forth in Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.

5.           Adjustment of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (a) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (d) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that it would have owned or have been entitled to receive had this Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company that are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing such product by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6.           Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Warrant Share by such fraction.

7.           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7. For purposes of this Section 7, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

8.           No Stockholder Rights.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9.           Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.           Notices, etc.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

11.           Acceptance.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.           Governing Law.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of [CLOSING DATE].

FUND.COM INC.

By:
Name:  Raymond Lang
Title:  Chief Executive Officer
Address:  14 Wall Street, 20th Floor
        New York, New York 10005

11

NOTICE OF EXERCISE

TO:  Fund.com Inc.

(1)	[ ]
The undersigned hereby elects to purchase ________________ shares of the Class A Common Stock of Fund.com Inc.  (the “Company” ) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

[ ]
The undersigned hereby elects to purchase _____________ shares of Class A Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant and shall tender payment of all applicable transfer taxes, if any.

(2)           Please issue a certificate or certificates representing such shares of Class A Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

______________________________________
(Name)

______________________________________
(Address)

(3)
In connection with its exercise of the attached Warrant to purchase such shares of Class A Common Stock of the Company, the undersigned represents and warrants to the Company as to the matters set forth in Section 3.2 of the Purchase Agreement to the extent such matters relate to such shares and acknowledges its covenants relating thereto set forth in Section 4.1 of the Purchase Agreement.

 __________________                       __________________________________
(Date)                                                      (Signature)

__________________________________
(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

For value received, the attached Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: _______________________
Holder’s Signature: ____________________
Holder’s Address: _____________________
___________________________________
___________________________________

NOTE :  The signature to this Assignment Form must correspond with the name as it appears on the face of the attached Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the attached Warrant.